UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2008
Toys “R” Us, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signature
EX-99.1: UNAUDITED QUARTERLY FINANCIAL STATEMENTS

ITEM 7.01 REGULATION FD DISCLOSURE
     On October 1, 2008, Toys “R” Us-Delaware, Inc. (“Toys Delaware”), a subsidiary of Toys “R” Us, Inc., provided Unaudited Condensed Consolidated Balance Sheets as of August 2, 2008, February 2, 2008 and August 4, 2007, Condensed Consolidated Statements of Operations and Condensed Consolidated Statements of Cash Flows for the thirteen and twenty-six weeks ended August 2, 2008 and August 4, 2007 (the “Toys Delaware Unaudited Quarterly Financial Statements”) to the administrative agents under certain credit agreements. The Toys Delaware Unaudited Condensed Consolidated Balance Sheet as of August 4, 2007 and the Condensed Consolidated Statements of Operations and the Condensed Consolidated Statements of Cash Flows for the thirteen and twenty-six weeks ended August 4, 2007 have been restated. A copy of the Toys Delaware Unaudited Quarterly Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference in this Item 7.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Toys Delaware Unaudited Quarterly Financial Statements.

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Signature
Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc. (Registrant)
Date: October 1, 2008	By:	/s/ F. Clay Creasey, Jr.
		Name:	F. Clay Creasey, Jr.
		Title:	Executive Vice President — Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Toys Delaware Unaudited Quarterly Financial Statements.

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